Exhibit 10.1
AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
This Amendment No. 1 to Employment Agreement (the “Amendment”) is entered into as of August 11, 2008 by and between Global Cash Access, Inc., a Delaware corporation (the “Company”), and Scott Betts (“Executive”).
R E C I T A L S
WHEREAS, the Company and Executive have entered into that certain Employment Agreement, dated as of October 31, 2007 (the “Agreement”); and
WHEREAS, the Company and Executive desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Company and Executive hereby agree to amend the Agreement as follows:
A M E N D M E N T
1. Definitions; References; Interpretation. Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the Agreement. Each reference to “this Agreement,” “hereof,” “hereunder,” “herein” and “hereby” and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement, as amended hereby.
2. Amendment. Section 1.3 of the Agreement shall be and hereby is amended by deletion of all references to “the first six (6) months of Executive’s employment with the Company” and insertion in replacement thereof with “the first eighteen (18) months of Executive’s employment with the Company”.
3. Terms of Agreement. Except as expressly modified hereby, all terms, conditions and provisions of the Agreement shall continue in full force and effect.
4. Conflicting Terms. In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.
5. Entire Agreement. This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to the subject matter hereof. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment. This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment No. 1 to Employment Agreement as of the date first set forth above, to be effective upon the Effective Date.

GLOBAL CASH ACCESS, INC.		SCOTT BETTS

By:	/s/ E. Miles Kilburn

	E. Miles Kilburn	Scott Betts
	Chairman of the Board of Directors	President, Chief Executive Officer and
Member of the Board of Directors